Exhibit 21

SUBSIDIARIES OF MANPOWER INC.

As of December 31, 2006

Corporation Name	Incorporated in State /Country of
Huntsville Service Contractors, Inc.	Alabama
Benefits S.A.	Argentina
Cotecsud S.A.S.E.	Argentina
Rural Power S.A.	Argentina
Right Management Argentina	Argentina
Empower Corporate Research Pty. Ltd.	Australia
Compower Pty. Limited	Australia
ICV International Pty. Ltd.	Australia
Intellectual Capital Pty. Ltd.	Australia
Manpower Services (Australia) Pty. Ltd.	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
ORMS Group APS Pty Limited	Australia
Polson Pty. Ltd. B104	Australia
Workforce (Vic) Pty. Limited	Australia
Right from Home Pty. Ltd.	Australia
Right Management Consultants (NSW) Pty. Ltd.	Australia
Right Management Consultants (QLD) Pty. Ltd.	Australia
Right Management Consultants Holdings Pty. Ltd.	Australia
Right Management Consultants International Pty. Ltd.	Australia
Right Management Consultants Pty. Ltd.	Australia
Manpower No. 10 Pty. Ltd.	Australia
Manpower No. 11 Pty. Ltd.	Australia
Manpower No. 12 Pty. Ltd.	Australia
Manpower No. 13 Pty. Ltd.	Australia
Manpower No. 14 Pty. Ltd.	Australia
Manpower No. 15 Pty. Ltd.	Australia
Human Power Projects GmbH	Austria
Manpower GmbH	Austria
Manpower Holding GmbH	Austria
Manpower Unternehmens und Personalberatungs GmbH	Austria
MTW Personaldienstleistungen GmbH	Austria
Manpower Belarus	Belarus
Elan IT Resource S.A.	Belgium
Mulitskill S.A.	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Right Management Consultants (Belgium) SA	Belgium
Coutts Consulting	Belgium
Empower-BCI Europe	Belgium
Horeca HR Solutions	Belgium
Manpower Brasil Ltda.	Brazil
Manpower Professional Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right de Brasil Ltda.	Brazil
Bulgaria Team EOOD	Bulgaria
Manpower Bulgaria OOD	Bulgaria
AMFO Members Insurance Company, Ltd.	Cayman Islands
Jefferson Wells International (Canada), Inc.	Canada
Manpower Services Canada Limited	Canada
Coutts Consulting Canada Inc.	Canada
Murray Axmith & Associates Limited	Canada
Right Management Consultants Canada	Canada

Right Management China	China
Manpower Business Consulting (Shanghai) Co. Ltd.	China
Manpower & Standard Human Resources (Shanghai) Co. Ltd.	China
Manpower Caden (China) Co., Ltd.	China
Manpower de Columbia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Republique Tcheque	Czech Republic
Ironwood Capital Corporation	Delaware
Jefferson Wells International, Inc.	Delaware
Manpower CIS Inc.	Delaware
Manpower Holdings, Inc.	Delaware
Manpower International, Inc.	Delaware
Right License Holdings, LLC	Delaware
USCaden Corporation	Delaware
Ambridge Group, Inc.	Delaware
Manpower Franchises, LLC	Delaware
Manpower Finances LLC	Delaware
Elan IT Resources A/S	Denmark
Manpower Europe Holdings Aps	Denmark
Manpower A/S (Denmark)	Denmark
Right Kjaer & Kerulf A/S	Denmark
Right Search and Selection Denmark A/S	Denmark
Sinova International Holding A/S	Denmark
Manpower Republica Dominicana, S.A.	Dominican Republic
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower EESTI OÜ	Estonia
Elan IT Resource OY	Finland
Manpower Business Solutions Oy	Finland
Manpower Direct OY	Finland
Manpower OY	Finland
Alisia SARL	France
Manpower France Holding SAS	France
Elan I.T. Resource SARL	France
Right Management Consultants SA	France
Solertis	France
Manpower France SAS	France
Supplay S.A.	France
Jefferson Wells SAS	France
Manpower Business Services France	France
Manpower Placement	France
Manpower Services Aux Particuliers	France
Manpower Services Aux Personnes	France
Snc Pixid	France
Adservice GmbH	Germany
Ambridge Group GmbH	Germany
Bankpower GmbH Personaldienstleistungen	Germany
Consulting by Manpower GmbH	Germany
Elan Computing (Deutschland) GmbH	Germany
Manpower Professional Engineering GmbH	Germany
Elan IT ReSource GmbH	Germany
Manpower GmbH & Co. KG Personaldienstleistungen	Germany
Manpower Deutschland GmbH	Germany
AviationPower GmbH	Germany
Manpower Beteiligungsgesellschaft mbH	Germany
Manpower Finance - Personaldienstleistungen GmbH	Germany
Manpower Erkner GmbH Personaldienstleistungen	Germany
Manpower Managed Structures GmbH	Germany
PSA by Manpower GmbH	Germany

Manpower Business Solutions GmbH	Germany
Right Management Consultants GMBH	Germany
Jefferson Wells GmbH	Germany
Manpower Team S.A.	Greece
Project Solutions S.A.	Greece
Manpower Guatemala S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Center for Effective Leadership (HK) Ltd.	Hong Kong
Elan Computing (Asia) Limited	Hong Kong
Manpower Services (Hong Kong) Limited	Hong Kong
Standard Management Consulting Limited	Hong Kong
Right Management Consultants Ltd (Hong Kong)	Hong Kong
Manpower Munkaero Szervezesi KFT	Hungary
Complete Business Services of Illinois, Inc.	Illinois
Right Management Consultants of Illinois	Illinois
Transpersonnel, Inc.	Illinois
Manpower Services India Pvt. Ltd.	India
SKA HR Solutions Pvt. Ltd.	India
Grow Talent Company, Ltd.	India
Acqvire Talent Service Company limited	India
Elan Recruitment Limited	Ireland
Manpower (Ireland) Group Limited	Ireland
Manpower (Ireland) Limited	Ireland
Right Transition Ltd.	Ireland
PHI Transition Limited	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Career Ltd.	Israel
Hahaklai Ltd.	Israel
Career – Management of Housing for Elderly Ltd.	Israel
Career Harmony, Ltd.	Israel
M.I.T. (Manpower Information Technology) Ltd.	Israel
M.P.H. Holdings Ltd.	Israel
Manpower Israel Holdings (1999) Limited	Israel
Manpower (Israel) Ltd.	Israel
Manpower Miluot Ltd.	Israel
Nativ 2 Ltd.	Israel
S.T.M Technologies Ltd.	Israel
Telepower Ltd.	Israel
Storetail	Israel
Unison Engineering Projects Ltd.	Israel
Elan IT Resource Italia Srl	Italy
Manpower S.P.A.	Italy
Manpower Formazione Spa	Italy
Right Management Consultants (Italy) SRL	Italy
Payroll Service S.P.A.	Italy
Elan IT Resource (formerly Brookstreet Spa)	Italy
Manpower Italia S.r.l.	Italy
Manpower Business Solutions SRL	Italy
Jefferson Wells Srl	Italy
Adgrams, Inc.	Japan
JobSearchpower Co. Ltd.	Japan
JobSupportpower Co. Ltd.	Japan
Manpower Japan Co. Limited	Japan
Mates Co. Ltd.	Japan
Right Management Consultants Japan Inc.	Japan
Mitsui Life Insurance	Japan
Mobile Com. Tokyo	Japan
Jordanian American Manpower Company, W.L.L.	Jordan

Manpower Kazakhstan	Kazakhstan
Manpower Korea, Inc.	Korea
Manpower Professional Services, Inc.	Korea
Right Management Consultants Korea Co. Ltd.	Korea
Manpower Lat UAB	Latvia
Manpower Lit UAB	Lithuania
Aide Temporaire SARL	Luxembourg
Right Management Consultants (Luxembourg) SA	Luxembourg
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Techpower Consulting Sdn Bhd	Malaysia
Right Management Consultants International Pty. Ltd.	Malaysia
Manpower Antilles	Martinique
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S.A. de C.V.	Mexico
Manpower Mensajeria, S.A. de C.V.	Mexico
Manpower S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico
Manpower Professional, S.A. de C.V.	Mexico
Nurse Co. de Mexico, S.A. de C.V.	Mexico
Factoria Y Manufactura S.A. de C.V.	Mexico
Right Management Mexico, S.A. de C.V.	Mexico
Agropower, S.A. de C.V.	Mexico
Manpower Monaco SAM	Monaco
Societe Marocaine De Travail Temporaire	Morocco
Elan Computing (Netherlands) B.V.	Netherlands
Manpower Direkt B.V.	Netherlands
Manpower Business Solutions	Netherlands
Manpower Management B.V.	Netherlands
Manpower Nederland B.V.	Netherlands
Manpower Services B.V.	Netherlands
Manpower Special Staffing B.V.	Netherlands
Performance Improvement Network BV	Netherlands
Jefferson Wells, B.V.	Netherlands
Ultraflex B.V.	Netherlands
Ultrasearch B.V.	Netherlands
Right Management Consultants B.V.	Netherlands
Manpower Solutions B.V.	Netherlands
Manpower Nouvelle Caledonie	New Caledonia
Manpower Incorporated of New York	New York
Manpower Services (New Zealand) Ltd.	New Zealand
Right Management Consultants Ltd. (New Zealand)	New Zealand
Manpower Nicaruagua S.A.	Nicaragua
Elan IT Resource A/S	Norway
Framnaes Installajon A/S	Norway
Manpower A/S	Norway
Manpower Norway Holdings A/S	Norway
Quality People A/S	Norway
Manpower Professional Engineering AS	Norway
Manpower Staffing Services AS	Norway
Manpower Professional Executive AS	Norway
Manpower Business Solutions –Retail AS	Norway
Elan Staffing Services AS	Norway
Right Management Consultants Norway A/S	Norway
Tri County Business Services, Inc.	Ohio
Manpower Panama, S.A.	Panama
Temporales Panama, S.A.	Panama
Manpower Paraguay S.R.L.	Paraguay

Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Consultants, Inc.	Pennsylvania
Manpower Outsourcing Services Inc.	Philippines
Prime Manpower Resources Development, Inc.	Philippines
Manpower CIS Ltd.	Russia
Manpower Polska SP. ZO. O	Poland
Manpower Ocean Indien	Reunion
Manpower Romania SRL	Romania
Right Management Singapore Pte. Ltd.	Singapore
Bowker Consultants Pte. Ltd.	Singapore
Highly Effective Youth (Asia) Pte. Ltd.	Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
The Empower Group (Asia) Ltd.	Singapore
Right Management Consultants International Pty. Ltd.	Singapore
Manpower Slovakia SRO	Slovakia
Manpower d.o.o.	Slovenia
Manpower S.A. (Pty) Ltd.	South Africa
Vuya Manpower (Pty) Limited	South Africa
By Manpower S.L.U.	Spain
Elan IT Resource Computing S.L.	Spain
Link Externalizacion de Servicios, S.L.U.	Spain
Manpower Team E.T.T., S.A.U.	Spain
Right Management Consultants Iberia, S.L.	Spain
Elan IT Resources AB	Sweden
Right Management Consultants AB	Sweden
Manpower AB	Sweden
Manpower Business Solutions Technical Services AB	Sweden
Manpower HalsoPartner AB	Sweden
Manpower E: & Te;e AB	Sweden
Manpower Sverige AB	Sweden
Manpower Contage AB	Sweden
Nordea Bemanning AB	Sweden
Manpower Network Services AB	Sweden
Manpower Business Solutions Holding AB	Sweden
Manpower Holdings Nordic AB	Sweden
Right Sinova Sweden AB	Sweden
Allegra Finanz AG	Switzerland
Elan Computing (Schweiz) AG, Zurich	Switzerland
M.S.A.	Switzerland
Manpower AG	Switzerland
Manpower Holding AG	Switzerland
Manpower HR Management S.A.	Switzerland
Worklink AG	Switzerland
Elan Telecommunications GmbH	Switzerland
Right Coutts (Schweiz) AG	Switzerland
MRC Consulting AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Right Management Taiwan	Taiwan
Manpower Recruitment Solutions Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower (Pathumwan) Professional Services Co. Ltd.	Thailand
Manpower Tunisie	Tunisia
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
Manpower Ukraine Ltd.	Ukraine
Bafin (UK) Limited	United Kingdom
Bafin Holdings	United Kingdom
Bafin Services Limited	United Kingdom

Brook Street Bureau PLC	United Kingdom
Brook Street (UK) Limited	United Kingdom
BS Project Services Limited	United Kingdom
Challoners Limited	United Kingdom
The Empower Group (UK) Limited	United Kingdom
DP Support Services Limited	United Kingdom
Elan Computing Limited	United Kingdom
Elan Group Limited	United Kingdom
Elan Resource Support Services Limited	United Kingdom
Ferribush Limited	United Kingdom
Girlpower Limited	United Kingdom
Manpower (UK) Limited	United Kingdom
Manpower Contract Services Limited	United Kingdom
Manpower Holdings Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Public Limited Company	United Kingdom
Manpower Services Ltd.	United Kingdom
Nicholas Andrews Limited	United Kingdom
Overdrive Limited	United Kingdom
Psyconsult International Limited	United Kingdom
Salespower Limited	United Kingdom
Screenactive Ltd.	United Kingdom
Temp Finance & Accounting Service Limited	United Kingdom
The Empower Group Ltd.	United Kingdom
The Trotman Group Ltd.	United Kingdom
Trotman & Company Ltd.	United Kingdom
Working Links Ltd.	United Kingdom
Right Corecare Limited	United Kingdom
Right Coutts Limited	United Kingdom
Right Management Consultants Limited	United Kingdom
CSCB Ltd.	United Kingdom
Winkfield Place Ltd.	United Kingdom
Jefferson Wells, Ltd	United Kingdom
PWR1 Investments	United Kingdom
Aris Sociedad Anonima	Uruguay
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Right Associates Government Services, Inc.	Virginia
Manpower Nominees Inc.	Wisconsin
Manpower of Indiana Limited Partnership	Wisconsin
Manpower of Texas Limited Partnership	Wisconsin
Manpower Professional Services, Inc.	Wisconsin
Manpower Texas Holdings LLC	Wisconsin
Resource Consulting Group, Inc.	Wisconsin
Signature Graphics of Milwaukee, Inc.	Wisconsin